SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                   Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                              December 14, 1998


                               US AIRWAYS, INC.

           (Exact name of registrant as specified in its charter)


     Delaware                     1-8442                     53-0218143
(State of Incorporation   (Commission File Number)         (IRS Employer
    of registrant)                                     Identification Number)


                              US Airways, Inc.
                  2345 Crystal Drive, Arlington, VA  22227
             (Address of principal executive offices)(zip code)

                               (703) 872-7000
            (Registrant's telephone number, including area code)


















Item 7.   Financial Information and Exhibits

     The following documents are being filed as Exhibits in connection with, and incorporated by reference into, US Airways, Inc.'s Registration Statement on Form S-3 (Registration No. 333-64425). The Registration Statement, and the Prospectus Supplement, dated December 4, 1998, to the Prospectus, dated No-vember 17, 1998, relate to the offering of US Airways, Inc. Pass Through Cer-tificates, Series 1998-1.

Reg. No.
333-64425
Exhibit No.   Document
----------    --------

4(a)(i)      Pass Through Trust Agreement, dated December 4,
             1998, between State Street Bank and Trust Company,
             as Pass Through Trustee, and US Airways, Inc.*
4 (a)(ii)    Pass Through Trust Supplement No. 1998-1A, dated
             December 14, 1998, between State Street Bank and
             Trust Company, as Pass Through Trustee, and US
             Airways, Inc.+
4 (a)(iii)   Pass Through Trust Supplement No. 1998-1B, dated
             December 14, 1998, between State Street Bank and
             Trust Company, as Pass Through Trustee, and US
             Airways, Inc.+
4 (a)(iv)    Deposit Agreement (Class A), dated December 14,
             1998, between First Security Bank, National
             Association, as Escrow Agent, and Credit Suisse
             First Boston, as Class A Depositary+
4 (a)(v)     Deposit Agreement (Class B), dated December 14,
             1998, between First Security Bank, National
             Association, as Escrow Agent, and Credit Suisse
             First Boston, as Class B Depositary+
4 (a)(vi)    Revolving Credit Agreement (Class A), dated
             December 14, 1998, between  State Street Bank and
             Trust Company, as Subordination Agent, and ABN AMRO
             Bank N.V., as Liquidity Provider+
4 (a)(vii)   Revolving Credit Agreement (Class B), dated
             December 14, 1998, between State Street Bank and
             Trust Company, as Subordination Agent, and ABN AMRO
             Bank N.V., as Liquidity Provider+
4 (a)(viii)  Revolving Credit Agreement (Class C), dated
             December 14, 1998, between State Street Bank and
             Trust Company, as Subordination Agent, and ABN AMRO
             Bank N.V., as Liquidity Provider+
4 (a)(ix)    Intercreditor Agreement, dated December 14, 1998,
             among State Street Bank and Trust Company, as Pass
             Through Trustee and as Subordination Agent, and ABN
             AMRO Bank N.V., as Liquidity Provider+
4(a)(x)      Escrow and Paying Agent Agreement (Class A), dated
             December 14, 1998, among First Security Bank,
             National Association, as Escrow Agent, Morgan
             Stanley & Co. Incorporated, Credit Suisse First
             Boston Corporation, Lehman Brothers Inc. and
             Salomon Smith Barney Inc., as Underwriters, and
             State Street Bank and Trust Company, as Class A
             Trustee and as Paying Agent+
4(a)(xi)     Escrow and Paying Agent Agreement (Class B), dated
             December 14, 1998, among First Security Bank,
             National Association, as Escrow Agent, Morgan
             Stanley & Co. Incorporated, Credit Suisse First
             Boston Corporation, Lehman Brothers Inc. and
             Salomon Smith Barney Inc., as Underwriters, and
             State Street Bank and Trust Company, as Class B
             Trustee and as Paying Agent+
4(a)(xii)    Note Purchase Agreement, dated December 14, 1998,
             among US Airways, Inc., State Street Bank and Trust
             Company, as Pass Through Trustee, Subordination
             Agent, and as Paying Agent, and First Security
             Bank, National Association, as Escrow Agent+
4(a)(xiii)   Exhibit A-1 to Note Purchase Agreement - Form of
             Leased Aircraft Participation Agreement+
4(a)(xiv)    Exhibit A-2 to Note Purchase Agreement - Form of
             Lease+
4(a)(xv)     Exhibit A-3 to Note Purchase Agreement - Form of
             Leased Aircraft Indenture+
4(a)(xvi)    Exhibit A-4 to Note Purchase Agreement - Form of
             Aircraft Purchase Agreement Assignment+
4(a)(xvii)   Exhibit A-5 to Note Purchase Agreement - Form of
             Leased Aircraft Trust Agreement+
4(a)(xviii)  Exhibit C-1 to Note Purchase Agreement - Form of
             Owned Aircraft Participation Agreement+
4(a)(xix)    Exhibit C-2 to Note Purchase Agreement - Form of
             Owned Aircraft Indenture+
4(a)(xx)     Class A Global Certificate +
4(a)(xxi)    Class B Global Certificate +


+    Filed herewith.
*    Previously filed.  See Registration Statement on Form
     S-3(333-64425), filed with the Securities and Exchange
     Commission on September 28, 1998.


































                             SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               US AIRWAYS, INC.

December 28, 1998              By: /s/ Thomas A. Mutryn
                                   -----------------------
                                   Thomas A. Mutryn
                                   Senior Vice President, Finance
                                   Chief Financial Officer